[CURIS LOGO]

FOR IMMEDIATE RELEASE

Contacts

Christopher U. Missling                   Henry W. McCusker
Senior Vice President, Finance and        Vice President of Strategic Planning
Chief Financial Officer                   and Communications
(617) 503-6587                            (617) 503-6641


                    CURIS REPORTS THIRD QUARTER 2002 RESULTS

         SIGNIFICANT OPERATING PROGRESS ACHIEVED DURING QUARTER; BALANCE
                 SHEET MATERIALLY STRENGTHENED AT QUARTER'S END

CAMBRIDGE, MASS, November 12, 2002 - Curis, Inc. (NASDAQ:CRIS) today reported financial results for the three and nine months ended September 30, 2002.

For the third quarter of 2002, the company reported a net loss of $5,933,000 or ($0.18) per share compared to $71,173,000 or ($2.20) per share for the second quarter of 2002 and $28,672,000 or ($0.89) per share for the third quarter of 2001. Before non-cash charges, the net loss was $5,319,000 for the third quarter of 2002 compared to $6,422,000 for the second quarter of 2002 and $21,118,000 for the third quarter of 2001.

Revenues for the third quarter of 2002 were $222,000 compared to $288,000 for the third quarter of 2001.

Operating expenses for the third quarter of 2002 were $4,944,000 compared to $16,912,000 for the third quarter of 2001. $6,940,000, or 58%, of the decrease is attributed to a decrease in non-cash expenses of the Company. The remaining decrease in operating expenses primarily reflects lower personnel-related costs and reduced contract research expense resulting from the realignment of the company's development programs which took place in February 2002.

Daniel R. Passeri, Curis President and Chief Executive Officer said: "I am quite pleased by the progress that our organization has made towards achieving the goals of reducing our cash burn rate and improving the productivity of our research and development efforts which we announced this past February. We have reduced our cash operating expenses by $5,028,000, or 54%, year-over-year, down to $4,330,000 in the recent quarter from $9,358,000 in the third quarter of 2001, fully achieving our goal. Furthermore, we successfully enhanced our cash position by negotiating the sale of our future royalty rights to our BMP-7 (OP-1) technology for orthopedic and dental applications to our former licensee, Stryker Corporation and at the same time significantly increasing the royalties on kidney and other non-bone products currently in development. This transaction, which was finalized on October 1st, increased our cash position from the $29,358,000 that was reported on our balance sheet at September 30th to a pro forma level at October 1st of $43,358,000. The $14,000,000 in cash received on October 1st has provided Curis with additional funding to enable the advancement of our most promising product development programs. I greatly appreciate the dedication and efforts of our entire staff as well as the loyalty of our shareholder group."

The Company realized other relevant milestones during the third quarter. In September, the Company demonstrated the therapeutic potential of its Sonic Hedgehog program (SHh) in treating Parkinson's disease, an illness that affects about one million people in this country. Relating to this, the Company announced at the 32nd Annual Society of Neurosciences meeting the potential of its small molecule Hedgehog agonists in treating neurological disorders including Parkinson's disease, Huntington's disease and stroke damage. In addition, Curis announced the successful preclinical demonstration of BMP-7's ability in treating vascular calcification associated with kidney disease, which is the leading cause of death in dialysis patients. The Company also received issuance of four U.S. patents during the quarter.

For the nine-month period ended September 30, 2002, the Company reported revenue of $571,000 and a net loss of $95,109,000, equal to ($2.92) per share versus revenue of $740,000 and a net loss of $65,756,000, equal to ($2.08) per share for the nine-month period ended September 30, 2001. For the nine-month period ended September 30, 2002, the Company recorded a net loss, excluding non-cash charges of $71,295,000, of $23,814,000, versus a net loss, excluding non-cash charges of $26,700,000,of $39,055,000 for the nine-month period ended September 30, 2001.

About Curis

Curis, Inc. is engaged in the discovery of drug targets and the development of therapeutics based upon the pathways used by the body which control proliferation and differentiation and, therefore, tissue formation, maintenance and repair. Curis has identified key regulators responsible for turning on the mechanisms for tissue repair in response to trauma, injury or disease. Independently and in strategic alliances, Curis is focusing its research efforts on identifying and elucidating key regulators of tissue repair having application for diseases such as kidney disease, cancer and neurological disorders, which Curis believes represent large market opportunities that are underserved by current therapeutic alternatives. For more information, please visit the Curis web site at www.curis.com.

This press release contains forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements address a variety of subjects, including, for example, operating improvement and efficiencies, strategic collaboration efforts and product development efforts. Statements in this press release that state Curis' or management's intentions, plans, expectations or predictions of future events are forward-looking statements. The matters discussed in this press release also involve risks and uncertainties that may cause Curis' actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: Curis' need for partnerships to move forward its programs, the early stage of product development of Curis' retained programs, uncertainties related to clinical trials run by our corporate partners, uncertainties related to Curis' ability to raise additional capital, Curis' ability to drawdown on its credit facility with Elan, changes in or an inability to execute Curis' realigned business strategy and other risk factors described from time to time in Curis' periodic reports and registration statements filed with the Securities and Exchange Commission, including, without limitation, Curis' Annual Report on Form 10-K for the year ended December 31, 2001 filed on March 29, 2002 and the Company's Post Effective Amendment No. 1 on Form S-3 to the Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 10, 2001. Curis cannot guarantee any future results, levels of activity, performance, or achievements. Moreover, neither Curis nor anyone else assumes responsibility for the accuracy and completeness of any forward-looking statements. Curis undertakes no obligation to update any of the forward-looking statements after the date of this press release.

                                   CURIS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                            ------------------------------------- ------------------------------------------
                                                     Three months ended                       Nine months ended
                                                       September 30,                            September 30,
                                                  2002               2001                 2002                 2001
                                            ------------------ ------------------ --------------------- --------------------
Revenues                                    $        222,351   $        287,915   $         570,676     $         739,718
                                            ------------------ ------------------ --------------------- --------------------

Operating expenses:
     Research and development                      2,884,341          6,901,611          11,621,658            22,903,482
     General and administrative                    1,445,712          2,456,488           5,986,803             7,711,170
     Stock-based compensation                        553,851          1,726,532           1,679,246             9,225,641
     Amortization of intangible assets                60,105          5,827,392             180,916            17,474,712
     Impairment of property and equipment                  -                  -           5,336,785                     -
     Impairment of goodwill                                -                  -          64,098,345                     -
     Realignment expenses                                  -                  -           3,490,000                     -
                                            ----------------   ----------------   -----------------     -----------------
             Total operating expenses              4,944,009         16,912,023          92,393,753            57,315,005
                                            ----------------   ----------------   -----------------     -----------------

Net loss from operations                          (4,721,658)       (16,624,108)        (91,823,077)          (56,575,287)
                                            ----------------   ----------------   -----------------     -----------------


Equity in loss from joint venture                   (977,160)       (12,697,406)         (3,217,066)          (12,697,406)

Other income (expense), net                          (53,867)           796,067             473,820             3,663,009
                                            ----------------   ----------------   -----------------     -----------------

Net loss                                          (5,752,685)       (28,525,447)        (94,566,323)          (65,609,684)
Accretion on Series A convertible
exchangeable preferred stock                        (180,225)          (146,155)           (542,678)             (146,155)
                                            ----------------   ----------------   -----------------     -----------------

Net loss applicable to stockholders         $     (5,932,910)  $    (28,671,602)  $     (95,109,001)    $     (65,755,839)
                                            ================   ================   =================     =================


Basic and diluted net loss per common share $          (0.18)  $          (0.89)  $           (2.92)    $           (2.08)
                                            ================   ================   =================     =================

Basic and diluted weighted average common
shares outstanding                                32,578,225         32,136,744          32,523,852            31,543,300
                                            ================   ================   =================     =================


                                   CURIS, INC.
                           CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)

                                                                    September 30,              December 31,
                                                                         2002                      2001
                                                                 ----------------------  -------------------------
ASSETS

Cash, cash equivalents and marketable securities                    $  29,358,481           $    52,107,328
Property and equipment, net                                             4,184,226                11,060,711
Intangible assets                                                       9,527,865                73,807,125
Other assets                                                            7,961,432                 7,781,053
                                                                 ----------------------  -------------------------

Total assets                                                        $  51,032,004           $   144,756,217
                                                                 ======================  =========================

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable and accrued expenses                               $   8,078,609           $     8,681,868
Debt and capital lease obligations                                      6,106,365                 8,060,937
Convertible notes payable                                               5,778,985                 2,506,852
Deferred revenue                                                       11,962,224                12,145,533
                                                                 ----------------------  -------------------------
Total liabilities                                                      31,926,183                31,395,190
                                                                 ----------------------  -------------------------

Series A convertible exchangeable preferred stock                      12,884,058                12,341,381
                                                                 ----------------------  -------------------------

Total stockholders' equity                                              6,221,763               101,019,646
                                                                 ----------------------  -------------------------

Total liabilities and stockholders' equity                          $  51,032,004           $   144,756,217
                                                                 ======================  =========================

                                   CURIS, INC.
                      CONSOLIDATED PRO FORMA BALANCE SHEETS
                                   (UNAUDITED)

                                                               Effect of October 1,
                                          September 30,                2002                 October 1,
                                              2002             Stryker Transaction             2002
                                      ----------------------- -----------------------  ----------------------
ASSETS

Cash, cash equivalents and
marketable securities                   $    29,358,481           $     14,000,000         $   43,358,481
Property and equipment, net                   4,184,226                          -              4,184,226
Intangible assets                             9,527,865                          -              9,527,865
Other assets                                  7,961,432                          -              8,163,779
                                      ----------------------- -----------------------  ----------------------

Total assets                            $    51,032,004           $     14,000,000         $   65,234,351
                                      ======================= =======================  ======================

LIABILITIES AND
STOCKHOLDERS' EQUITY

Accounts payable and accrued
expenses                                $     8,078,609           $                        $    8,078,609
Debt and capital lease obligations            6,106,365                          -              6,106,365
Convertible notes payable                     5,778,985                          -              5,778,985
Deferred revenue                             11,962,224                          -             11,962,224
                                      ----------------------- -----------------------  ----------------------
Total liabilities                            31,926,183                          -             31,926,183
                                      ----------------------- -----------------------  ----------------------

Series A convertible exchangeable
preferred stock                              12,884,058                          -             12,884,058
                                      ----------------------- -----------------------  ----------------------

Total stockholders' equity                    6,221,763                 14,000,000             20,424,110
                                      ----------------------- -----------------------  ----------------------

Total liabilities and
stockholders' equity                    $    51,032,004            $    14,000,000          $  65,234,351
                                      ======================= =======================  ======================